                                                                    EXHIBIT 10.3

                              CONSENT AND AGREEMENT

      THIS CONSENT AND AGREEMENT (this "Consent") is entered into as of this 13th day of July 2004, by and among HOLLY CORPORATION, a Delaware corporation ("HOC"), HOLLY LOGISTIC SERVICES, L.L.C., a Delaware limited liability company ("Logistic"), HEP LOGISTICS HOLDINGS, L.P., a Delaware limited partnership ("Holdings"), NAVAJO PIPELINE CO., L.P., a Delaware limited partnership ("Navajo"), NAVAJO REFINING COMPANY, L.P., a Delaware limited partnership ("Navajo Refining"), HOLLY REFINING & MARKETING COMPANY, a Delaware corporation ("Holly Refining"), HOLLY ENERGY PARTNERS, L.P., a Delaware limited partnership ("HEP"), HEP LOGISTICS GP, L.L.C., a Delaware limited liability company (the "General Partner"), HEP OPERATING COMPANY, L.P., a Delaware limited partnership ("Borrower"), certain other subsidiaries of Borrower who have executed this Consent (the "Borrower Subsidiaries"), and UNION BANK OF CALIFORNIA, N.A., as administrative agent for itself and certain other Banks ( as defined below), as more fully set forth in the Credit Agreement (as defined below) ("Administrative Agent").

                                    RECITALS:

      A. Certain Persons in the HOC Group (as defined below) are entering into that certain Omnibus Agreement dated as of July 13, 2004 (as amended or otherwise modified from time to time, the "Omnibus Agreement"), and certain Persons in the HOC Group are entering into that certain Pipelines and Terminals Agreement to be dated as of July 13, 2004 (as amended or otherwise modified from time to time, the "Pipelines Agreement").

      B. Reference is made to that certain Credit Agreement dated as of July 7, 2004 (as amended or otherwise modified from time to time, the "Credit Agreement"), among Borrower, the banks party thereto from time to time (the "Banks"), the Banks issuing letters of credit thereunder from time to time (the "Issuing Banks") and the Administrative Agent.

      C. The Security Documents (as defined in the Credit Agreement) require HEP, Borrower, and each of the Borrower Subsidiaries (collectively, the "Assigning Parties") to assign to Administrative Agent, as security for the payment and performance of the Obligations, for the benefit of the holders of the Obligations (collectively, the "Secured Parties") all of the right, title, and interest of such Persons in, under, and to the Affected Agreements (as defined below) (collectively, the "Assigned Rights").

      D. The Administrative Agent, the Issuing Banks, and the Banks, as a condition to making the extensions of credit under the Credit Documents, have required that each Person in the HOC Group agree to the undertakings set forth in this Consent.

                                   AGREEMENT:

      NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and confessed, the parties hereto agree as follows:

      1. DEFINITIONS. Certain capitalized terms used in this Consent are specifically defined herein. Unless otherwise indicated, capitalized terms not specifically defined in this

Consent shall have the meanings assigned to such terms in the Credit Agreement. As used herein, the following terms have the meanings specified below:

            (a) The term "Affected Agreements" means (A) the Omnibus Agreement,
      (B) the Pipelines Agreement, and (C) each New Agreement.

            (b) The term "Bankruptcy Code" means the United States Bankruptcy Code, 11 U.S.C. Sections 101, et. seq.

            (c) The term "HOC Group" means, collectively, HOC, Logistic, Holdings, Navajo, Navajo Refining, Holly Refining, the General Partner, and the Assigning Parties.

            (d) The term "transfer" means any mode, direct or indirect, absolute or conditional, voluntary or involuntary, of disposing of or parting with property or with an interest in property.

      2. CONSENT. Each Person in the HOC Group hereby irrevocably consents:

            (a) To the assignment of the Assigned Rights by the Assigning Parties to the Administrative Agent for the benefit of the Administrative Agent and each of the Secured Parties as set forth and subject to the terms and provisions of the Security Documents;

            (b) To the assignment of the Assigned Rights by the Administrative Agent to any Person that may become a successor Administrative Agent under the Credit Agreement; and

            (c) To any assignment, in whole or in part, of any Assigned Rights (including the right to become a party under the Affected Agreements in the place and stead of the Assigning Parties) to any Person (a "Permitted Transferee") in connection with the exercise by Administrative Agent of its rights and remedies under, and as set forth in and subject to the terms and provisions of, any Credit Document following the occurrence and during the continuance of an Event of Default if, prior to or simultaneous with any such assignment, the applicable Permitted Transferee shall have assumed in writing all duties and obligations of the applicable Assigning Parties under the applicable Affected Agreements and/or such Assigned Rights, as applicable, in effect as of, and/or arising on and/or after the date of such assumption but not before.

      3. REPRESENTATIONS AND WARRANTIES. Each Person in the HOC Group hereby represents and warrants to Administrative Agent as follows:

            (a) Each of this Consent and the other Affected Agreements (to the extent a party thereto) have been duly executed and delivered by it, and each such instrument is its legal, valid, and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, or similar law affecting creditors' rights generally and general equitable principles.

            (b) It is not in default under any of its material obligations under any Affected Agreement. To its knowledge, no other party to any Affected Agreement is in default under any of such party's material obligations thereunder.

            (c) As of the date of this Consent, this Consent, the Transfer Documents, the Omnibus Agreement, and the Pipelines Agreement constitute and include all Material Contracts entered into by it (to the extent a party thereto) with respect to and/or in connection with the transactions described in the Omnibus Agreement and the Pipelines Agreement.

            (d) As of the date of this Consent, HOC has procured policies of insurance providing insurance coverage for the benefit of the Borrower and Borrower Subsidiaries in the forms and amounts required pursuant to
      Section 5.02(a) of the Credit Agreement; HOC is the "named insured" under such insurance policies (other than the business interruption insurance policies of the Borrower for which the Borrower is the named insured); As such "named insured", HOC is the sole party entitled to (i) submit or make a proof of loss, settle, and adjust any claims under such insurance policies, and (ii) receive notices of cancellation of such policies. Administrative Agent is named as "loss payee" and "additional insured", as applicable, on each of such policies as well as the Borrower's business interruption insurance policies.

      4. REGARDING THE AFFECTED AGREEMENTS. Each Person in the HOC Group and the Administrative Agent hereby agree as follows:

            (a) Upon any transfer described in Section 2 of this Consent, and subject to the terms thereof, the applicable Permitted Transferee shall succeed to all Assigned Rights of the applicable Assigning Parties so transferred to the same extent as if such Permitted Transferee were named in place of such Assigning Parties in the applicable Affected Agreements.

            (b) Upon prior written notice to any applicable Assigning Party, Administrative Agent and its assignee or designee, including any Permitted Transferee, shall have the right, but not the obligation, to pay all sums due from any Assigning Party and to perform any other act, duty, or obligation of the Assigning Parties pursuant to any Affected Agreement at any time. Nothing in this Consent shall require or obligate Administrative Agent or such assignee or designee to cure any default of any Assigning Party under any Affected Agreement or to make any such payment or perform any such act, duty, or obligation of the Assigning Parties thereunder.

            (c) Nothing in this Consent shall be construed to relieve any Assigning Party of any duty or obligation under any Affected Agreement.

            (d) If any Person in the HOC Group (other than an Assigning Party) delivers any written notice of default or breach (each, a "Breach") to any Assigning Party pursuant to any Affected Agreement, such Person shall promptly give a Notice to Administrative Agent, together with a true, correct, and complete copy of such notice of a Breach which notice shall identify with reasonable specificity the event, occurrence, or omission that such Person believes constitutes such Breach. In addition, prior to any exercise by any

      Person in the HOC Group of any remedies it may have under such Affected Agreement, such Person shall afford the Administrative Agent a period of twenty (20) days (after prior written notice to Borrower) to cure any such Breaches, such period to begin simultaneously with the expiration of any applicable cure period under the applicable Affected Agreement.

            (e) In the event that either (i) any Affected Agreement is rejected, in whole or in part, by a trustee or debtor-in-possession in any bankruptcy or insolvency proceeding regarding any Assigning Party or (ii) any Affected Agreement is deemed, in whole or in part, to be a contract to extend "financial accommodations" within the meaning of Section 365 of the Bankruptcy Code (each a "bankruptcy event"), and any order regarding such bankruptcy event has not been stayed, then within sixty (60) days after the occurrence of such bankruptcy event, the Administrative Agent or its assignee or designee, including any Permitted Transferee, may give a Notice to HOC stating that it is legally authorized to perform all of the obligations of the applicable Assigning Party pursuant to this Consent and that, upon execution and delivery of a New Agreement, it will assume and perform in full all such obligations under such Affected Agreement. Within twenty (20) Business Days of its receipt of such a Notice, HOC shall, and shall cause each Person in the HOC Group not affected by such bankruptcy event to, and the Administrative Agent and/or its assignee or designee shall (unless it shall have withdrawn such Notice), execute and deliver to the Administrative Agent or to such assignee or designee, a new agreement (a "New Agreement") that shall replace, as nearly as possible, that portion of the Affected Agreement as is affected by the applicable bankruptcy event. Such New Agreement shall be for the then-remaining term of such Affected Agreement and shall contain substantially the same terms and conditions as such instrument, taking into account any performance by the affected Assigning Party prior to such bankruptcy event.

            (f) No Person in the HOC Group will, without the prior written consent of the Majority Banks, amend, modify, or supplement any Affected Agreement, provided, however, that such amendments, modifications, or supplements may be made without the consent of the Majority Banks if such amendments, modifications, or supplements (i) individually or in the aggregate, are not materially adverse to the rights of the Administrative Agent or the Banks and (ii) individually or in the aggregate, do not materially decrease the economic benefit that the Assigning Parties would have otherwise received pursuant such Affected Agreement.

            (g) Each Person in the HOC Group hereby expressly agrees, acknowledges, and affirms that the right of first refusal in favor of HOC granted by the Assigning Parties pursuant to Article VI of the Omnibus Agreement shall not apply in any respect to any transfer described in
      Section 2 of this Agreement.

            (h) At any time and from time to time, subject to the terms and conditions of the Credit Documents, Administrative Agent may give a Notice to HOC directing HOC to pay (or cause the payment of within fifteen (15) days of receipt) any and all amounts payable by any Person in the HOC Group to any Assigning Party pursuant to any Affected Agreement directly to Administrative Agent or to such other Person as may be specified by Administrative Agent, in each case in accordance with written instructions contained in a Notice given to HOC by Administrative Agent. Delivery of such Notice to HOC shall constitute delivery of such Notice to all other Persons in the HOC Group, and all such other Persons shall be bound by such Notice.

      5. INSURANCE PROVISIONS.

            (a) Within ten (10) Business Days of a material loss, damage, destruction, or other casualty affecting any Assigning Party or its property (collectively, a "claim"), HOC shall give a Notice to Administrative Agent describing the claim (a "Claim Notice"). As soon as reasonably practicable after the date the Claim Notice is deemed received pursuant to the terms hereof, HOC shall give a Notice to Administrative Agent which shall contain a copy of a proof of loss with respect to such claim that is addressed to the applicable insurance company, references the applicable insurance policy, requests that any proceeds paid by such insurance company be delivered by a check made jointly payable to HOC and Administrative Agent, and contain such other information as is required for such proof of loss to be properly submitted (a "Proof of Loss Notice"). Within ten (10) Business Days from the date the Proof of Loss Notice is deemed received by the Administrative Agent pursuant to the terms hereof , HOC shall submit such proof of loss to the applicable insurance company.

            (b) Within ten (10) Business Days after HOC's receipt of any insurance proceeds paid in connection with any claim, HOC shall give a Notice to Administrative Agent stating that HOC has received such insurance proceeds, specifying the amount of such insurance proceeds, and identifying the proof of loss to which such insurance proceeds relate and requesting Administrative Agent to endorse such check (the "Receipt of Proceeds Notice"). As soon as reasonably practicable after receiving such check, the Administrative Agent shall, in accordance with the terms of the Credit Agreement, endorse such check and either return it to the Borrower or apply such proceeds to the Obligations.

            (c) In the event that any insurance proceeds are paid to any Person in the HOC Group in violation of the foregoing or in the event any Person in the HOC Group takes any action with respect to such insurance proceeds inconsistent with the foregoing, all Persons in the HOC Group holding such proceeds shall hold such proceeds in trust for Administrative Agent, segregate such proceeds from all other funds of such Person or Persons, and deliver such proceeds to the Administrative Agent for further disbursement in accordance with the requirements of the Credit Agreement.

      6. NOTICES.

            (a) Each party giving or making any notice, request, demand, or other communication (each, a "Notice") pursuant to this Consent shall give such Notice in writing and shall use one of the following methods of delivery, each of which, for purposes of this Consent, constitutes a writing: personal delivery, Registered or Certified Mail (in each case, return receipt requested and postage prepaid), nationally recognized overnight courier (with all fees prepaid), or facsimile.

            (b) Any party giving a Notice shall address such Notice to the receiving party (the "Addressee") at the address and to the individual listed on Schedule I attached to this Consent or at such other address and/or to such other individual as previously designated by the Addressee in a Notice.

            (c) Except as specifically provided elsewhere in this Consent, a Notice is effective only if the party giving or making such Notice has complied with Sections 6(a) and 6(b) and if the Addressee has received the Notice. A Notice is deemed to have been received as follows:

                  (i) If a Notice is delivered (A) in person, upon receipt as indicated by the date on the signed receipt; (B) by Registered or Certified Mail, upon the earlier of (1) receipt as indicated by the date on the signed receipt or (2) five (5) days after such Notice is deposited in the mail; (C) by nationally recognized overnight courier, upon receipt as indicated by the date on the signed receipt; and (D) by facsimile, upon receipt by the party giving or making such Notice of an acknowledgment or transmission report generated by the machine from which the facsimile was sent indicating that the facsimile was sent in its entirety to the Addressee's facsimile number.

                  (ii) If the Addressee rejects or otherwise refuses to accept a
            Notice, or if the Notice cannot be delivered because of a change in address for which no Notice was given to the party attempting to give or make such Notice, then upon the rejection, refusal, or inability to deliver.

                  (iii) Notwithstanding the foregoing, any Notice received after
            5:00 P.M. (est) on a Business Day, or on a day that is not a Business Day, is deemed received at 9:00 A.M. (est) on the next Business Day.

      7. COUNTERPARTS. The parties hereto may execute this Consent in any number of duplicate originals, each of which constitutes an original, and all of which, collectively, constitute only one agreement. The parties may execute this Consent in counterparts, each of which constitutes an original, and all of which, collectively, constitute only one agreement. Delivery of an executed counterpart signature page by facsimile is as effective as executing and delivering this Consent in the presence of the other parties to this Consent.

      8. SUCCESSORS AND ASSIGNS. This Consent shall be binding upon each Person in the HOC Group, and each of their respective successors, transferees, and assigns and shall inure, together with the rights of Administrative Agent hereunder, to the benefit of and be binding upon, Administrative Agent and its successors, transferees, and assigns.

      9. ASSIGNMENT AND DELEGATION. Except as expressly permitted herein and except for assignments and participations by the Administrative Agent and the Banks permitted by the terms of the Credit Agreement, no party may assign any of its rights under this Consent, whether any such assignment is voluntary, involuntary, by merger, consolidation, dissolution, operation of law, or any other manner except with the prior written consent of the other parties which consent shall not be unreasonably withheld. All assignments of rights are expressly prohibited under this Section 9. Any purported assignment of rights or delegation of performance in violation of this Section 9 is void.

      10. FURTHER ASSURANCES. At any time and from time to time, the parties hereto shall take any and all further actions as may be reasonably required to carry out the intent of the parties under this Consent or as Administrative Agent may reasonably request to provide Administrative Agent the full benefits of this Consent.

      11. CHOICE OF LAW. The laws of the state of Texas (without giving effect to its conflict of laws principles) govern all matters arising out of or relating to this Consent, including its validity, interpretation, construction, and enforcement.

      12. EQUITABLE ENFORCEMENT. Each party hereto acknowledges and agrees that its obligations under this Consent may be equitably enforced and that it may be compelled to specifically perform its obligations under this Consent.

                            [SIGNATURE PAGES FOLLOW]

            [SIGNATURE PAGE TO CONSENT AND AGREEMENT - PAGE 1 OF 13]

      IN WITNESS WHEREOF, pursuant to due authorization, each party hereto has caused this Consent to be duly executed and delivered as of the date hereto.

                                 HOC:

                                 HOLLY CORPORATION,
                                 a Delaware corporation

                                 By: /s/  Stephen J. McDonnell
                                     ------------------------------------------
                                     Stephen J. McDonnell,
                                     Vice President and Chief Financial Officer

            [SIGNATURE PAGE TO CONSENT AND AGREEMENT - PAGE 2 OF 13]

                                 LOGISTIC:

                                 HOLLY LOGISTIC SERVICES, L.L.C.,
                                 a Delaware limited liability company

                                 By: /s/ M. Neale Hickerson
                                     -----------------------------------------
                                       M. Neale Hickerson
                                       Vice President - Treasury and
                                       Investor Relations

            [SIGNATURE PAGE TO CONSENT AND AGREEMENT - PAGE 3 OF 13]

                                 HOLDINGS:

                                 HEP LOGISTICS HOLDINGS, L.P.,
                                 a Delaware limited partnership

                                 By: Holly Logistic Services, L.L.C., a Delaware
                                     limited liability company, its General
                                     Partner

                                      By: /s/ M. Neale Hickerson
                                          -------------------------------------
                                              M. Neale Hickerson
                                              Vice President - Treasury and
                                              Investor Relations

            [SIGNATURE PAGE TO CONSENT AND AGREEMENT - PAGE 4 OF 13]

                                 NAVAJO:

                                 NAVAJO PIPELINE CO., L.P.,
                                 a Delaware limited partnership

                                 By: Navajo Pipeline GP, L.L.C., a Delaware
                                     limited liability company, its General
                                     Partner

                                     By: /s/  Stephen J. McDonnell
                                         -------------------------------------
                                              Stephen J. McDonnell,
                                              Vice President and Chief Financial
                                              Officer

            [SIGNATURE PAGE TO CONSENT AND AGREEMENT - PAGE 5 OF 13]

                                 NAVAJO REFINING:

                                 NAVAJO REFINING COMPANY., L.P.,
                                 a Delaware limited partnership

                                 By: Navajo Refining GP, L.L.C., a Delaware
                                     limited liability company, its General
                                     Partner

                                     By: /s/  Stephen J. McDonnell
                                         --------------------------------------
                                         Stephen J. McDonnell,
                                         Vice President and Chief Financial
                                         Officer

            [SIGNATURE PAGE TO CONSENT AND AGREEMENT - PAGE 6 OF 13]

                                 HOLLY REFINING:

                                 HOLLY REFINING & MARKETING COMPANY,
                                 a Delaware corporation

                                 By: /s/ Stephen J. McDonnell
                                     -------------------------------------------
                                     Stephen J. McDonnell,
                                     Vice President and Chief Financial Officer

            [SIGNATURE PAGE TO CONSENT AND AGREEMENT - PAGE 7 OF 13]

                                 HEP:

                                 HOLLY ENERGY PARTNERS, L.P.,
                                 a Delaware limited partnership

                                 By: HEP Logistics Holdings, L.P., a Delaware
                                     limited partnership, its General Partner

                                     By: Holly Logistic Services, L.L.C.,
                                         a Delaware limited liability company,
                                         its General Partner

                                         By: /s/ M. Neale Hickerson
                                             ----------------------------------
                                               M. Neale Hickerson
                                               Vice President - Treasury and
                                               Investor Relations

            [SIGNATURE PAGE TO CONSENT AND AGREEMENT - PAGE 8 OF 13]

                                 GENERAL PARTNER:

                                 HEP LOGISTICS GP, L.L.C.,
                                 a Delaware limited liability company

                                 By: Holly Energy Partners, L.P., a Delaware
                                     limited partnership, its Managing Member

                                     By: HEP Logistics Holdings, L.P.,
                                         a Delaware limited partnership,
                                         its General Partner

                                         By: Holly Logistic Services, L.L.C.,
                                             a Delaware limited liability
                                             company, its General Partner

                                             By: /s/ M. Neale Hickerson
                                                 ------------------------------
                                                 M. Neale Hickerson
                                                 Vice President - Treasury and
                                                 Investor Relations

            [SIGNATURE PAGE TO CONSENT AND AGREEMENT - PAGE 9 OF 13]

                                 BORROWER:

                                 HEP OPERATING COMPANY, L.P.,
                                 a Delaware limited partnership

                                 By: HEP Logistics GP, L.L.C., a Delaware
                                     limited liability company, its General
                                     Partner

                                     By: Holly Energy Partners, L.P., a Delaware
                                         limited partnership, its Managing
                                         Member

                                         By: HEP Logistics Holdings, L.P.,
                                             a Delaware limited partnership,
                                             its General Partner

                                             By: Holly Logistic Services,
                                                 L.L.C., a Delaware limited
                                                 liability company, its General
                                                 Partner

                                                 By: /s/  M. Neale Hickerson
                                                     ---------------------------
                                                     M. Neale Hickerson
                                                     Vice President - Treasury
                                                     and Investor Relations

            [SIGNATURE PAGE TO CONSENT AND AGREEMENT - PAGE 10 OF 13]

                         HEP PIPELINE GP, L.L.C., a Delaware
                                  limited liability company
                         HEP REFINING GP, L.L.C., a Delaware
                                  limited liability company
                         HEP MOUNTAIN HOME, L.L.C., a Delaware
                                  limited liability company
                         HEP PIPELINE, L.L.C., a Delaware
                                  limited liability company
                         HEP REFINING, L.L.C., a Delaware
                                  limited liability company
                         HEP WOODS CROSS, L.L.C., a Delaware
                                  limited liability company

                         Each by: HEP Operating Company, L.P., a Delaware
                                  limited partnership and its Sole Member

                                  By: HEP Logistics GP, L.L.C., a Delaware
                                      limited liability company, its General
                                      Partner

                                      By: Holly Energy Partners, L.P.,
                                          a Delaware limited partnership,
                                          its Managing Member

                                          By: HEP Logistics Holdings, L.P.,
                                              a Delaware limited partnership,
                                              its General Partner

                                              By: Holly Logistic Services,
                                                  L.L.C., a Delaware limited
                                                  liability company, its General
                                                  Partner

                                                  By: /s/ M. Neale Hickerson
                                                      --------------------------
                                                      M. Neale Hickerson
                                                      Vice President - Treasury
                                                      and Investor Relations

            [SIGNATURE PAGE TO CONSENT AND AGREEMENT - PAGE 11 OF 13]

                    HEP NAVAJO SOUTHERN, L.P., a Delaware limited
                         partnership
                    HEP PIPELINE ASSETS, LIMITED PARTNERSHIP,
                         a Delaware limited partnership

                    Each by: HEP Pipeline GP, L.L.C., a Delaware limited
                                  liability company and its General Partner

                              By: HEP Operating Company, L.P., a Delaware
                                  limited partnership and its Sole Member

                                  By: HEP Logistics GP, L.L.C., a Delaware
                                      limited liability company, its General
                                      Partner

                                      By: Holly Energy Partners, L.P.,
                                          a Delaware limited partnership,
                                          its Managing Member

                                          By: HEP Logistics Holdings, L.P.,
                                              a Delaware limited partnership,
                                              its General Partner

                                              By: Holly Logistic Services,
                                                  L.L.C., a Delaware limited
                                                  liability company, its General
                                                  Partner

                                               By: /s/  M. Neale Hickerson
                                                   -----------------------------
                                                   M. Neale Hickerson
                                                   Vice President - Treasury and
                                                   Investor Relations

            [SIGNATURE PAGE TO CONSENT AND AGREEMENT - PAGE 12 OF 13]

                         HEP REFINING ASSETS, L.P., a Delaware limited
                                       partnership

                              By: HEP Refining GP, L.L.C., a Delaware limited liability company and its General Partner

                              By:  HEP Operating Company, L.P., a Delaware
                                   limited partnership and its Sole Member

                              By: HEP Logistics GP, L.L.C., a Delaware limited liability company, its General Partner

                              By:  Holly Energy Partners, L.P., a Delaware
                                   limited partnership, its Managing Member

                              By: HEP Logistics Holdings, L.P., a Delaware limited partnership, its General Partner

                              By: Holly Logistic Services, L.L.C., a Delaware limited liability company, its General Partner

                                      By: /s/  M. Neale Hickerson
                                          -------------------------------------
                                          M. Neale Hickerson
                                          Vice President - Treasury and
                                          Investor Relations

            [SIGNATURE PAGE TO CONSENT AND AGREEMENT - PAGE 13 OF 13]

                                ADMINISTRATIVE AGENT:

                                UNION BANK OF CALIFORNIA, N.A.,
                                a national association, as Administrative Agent

                                By: /s/  Sean Murphy
                                    ------------------------------------------
                                       Sean Murphy, Vice President